UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2011

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of principal executive offices)	(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

The purpose of this Current Report on Form 8-K (“Current Report”) is to set forth the following information previously filed as part of, or as an exhibit to, the Annual Report on Form 10-K (the “Annual Report”) of Lexington Realty Trust (the “Trust”), for the fiscal year ended December 31, 2011, which information has been revised to reflect the impact of the disposition of six properties.  The revised information includes:

•	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends;

•	Selected Financial Data;

•	Management's Discussion and Analysis of Financial Condition and Results of Operations; and

•	Financial Statements and Supplementary Data.

This information is attached hereto as Exhibits 12.1 and 99.1 through 99.3 and is incorporated herein by reference.
During the six-month period ended June 30, 2012, the Trust disposed of six properties owned by it which were not classified as held for sale at December 31, 2011. The Trust is required to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. The Trust is also required to reclassify results of operations from certain properties disposed, or classified as held for sale, as income from discontinued operations during all reported periods. Accordingly, the information included in this Current Report reflects the reclassification of the results of operations of these properties as discontinued operations for the fiscal years covered by the Annual Report.
Investors should read the information contained in this Current Report together with the other information contained in the Annual Report, the Trust's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 and other information filed with, or furnished to, the Securities and Exchange Commission after February 28, 2012, the date of filing the Annual Report. Except as expressly noted above, the information contained in this Current Report has not been updated to reflect any developments since December 31, 2011.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends
23.1        Consent of KPMG LLP
99.1        Selected Financial Data

99.2	Management's Discussion and Analysis of Results of Operations and Financial Condition
99.3        Financial Statements and Supplementary Data

101.INS    XBRL Instance Document
101.SCH    XBRL Taxonomy Extension Schema Document
101.CAL    XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF    XBRL Taxonomy Extension Definition Linkbase Document
101.LAB    XBRL Taxonomy Extension Label Linkbase Document
101.PRE    XBRL Taxonomy Extension Presentation Linkbase Document

Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2011, and December 31, 2010; (ii) the Consolidated Statements of Operations for the Years ended December 31, 2011, 2010 and 2009; (iii) the Consolidated Statements of Comprehensive Loss for the Years ended December 31, 2011, 2010 and 2009; (iv) the Consolidated Statements of Changes in Equity for the Years ended December 31, 2011, 2010 and 2009; (v) the Consolidated Statements of Cash Flows for the Years ended December 31, 2011, 2010 and 2009; and (vi) Notes to the Consolidated Financial Statements that have been detail tagged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: August 30, 2012	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends
23.1        Consent of KPMG LLP
99.1        Selected Financial Data

99.2	Management's Discussion and Analysis of Results of Operations and Financial Condition
99.3        Financial Statements and Supplementary Data

101.INS    XBRL Instance Document
101.SCH    XBRL Taxonomy Extension Schema Document
101.CAL    XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF    XBRL Taxonomy Extension Definition Linkbase Document
101.LAB    XBRL Taxonomy Extension Label Linkbase Document
101.PRE    XBRL Taxonomy Extension Presentation Linkbase Document

Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2011, and December 31, 2010; (ii) the Consolidated Statements of Operations for the Years ended December 31, 2011, 2010 and 2009; (iii) the Consolidated Statements of Comprehensive Loss for the Years ended December 31, 2011, 2010 and 2009; (iv) the Consolidated Statements of Changes in Equity for the Years ended December 31, 2011, 2010 and 2009; (v) the Consolidated Statements of Cash Flows for the Years ended December 31, 2011, 2010 and 2009; and (vi) Notes to the Consolidated Financial Statements that have been detail tagged.